UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

GOODMAN GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32850	20-1932219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 North Loop West Suite 400 Houston, Texas	77092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 861-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 4, 2007, Goodman Global, Inc. issued a news release announcing that it will participate in the KeyBanc Capital Markets 2007 Industrial, Automotive and Transportation Conference in Boston, Massachusetts, on Wednesday, June 6, 2007, where it expects to confirm its previous comments on its 2007 outlook and earnings forecast. A copy of the news release is attached as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in the news release and in this report is being furnished pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	News Release dated June 4, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN GLOBAL, INC.

Date: June 5, 2007	By:	/s/ Ben D. Campbell
	Name:	Ben D. Campbell
	Title:	Executive Vice President, Secretary and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated June 4, 2007.

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